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                         SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 6, 1998




                        CHILDREN'S BROADCASTING CORPORATION
               (Exact name of registrant as specified in its charter)

          MINNESOTA                 0-21534                  41-1663712
          ---------                 -------                  ----------
(State or other jurisdiction  (Commission File No.)    (IRS Employer ID No.)
       of incorporation)

                724 FIRST STREET NORTH, MINNEAPOLIS, MINNESOTA 55401
                      (Address of principal executive offices)


                                   (612) 338-3300
                (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

     (a) Reference is made to the Press Release issued to the public by the Registrant on January 7, 1998, and attached hereto as an exhibit, relating to the Company's shareholders approving the sale of all of the Company's owned and operated radio stations to Global Broadcasting Company, Inc. for $72.5 million in cash (subject to adjustment).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          99   Press Release dated January 7, 1998.


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 7, 1998            CHILDREN'S BROADCASTING CORPORATION



                              BY:  /s/ James G. Gilbertson
                                   -----------------------------------
                                   James G. Gilbertson
                                   Chief Operating Officer, Chief
                                   Financial Officer and Treasurer